UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒                                             Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Materials Pursuant to §240.14a-12

VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND

VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II

VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND

VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND

VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND

VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND

1633 Broadway

New York, New York 10019

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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THIS FILING CONSISTS OF A REMINDER LETTER SENT TO CERTAIN SHAREHOLDERS RELATED TO THE JOINT SPECIAL MEETING OF SHAREHOLDERS, HELD ON OCTOBER 28, 2020 AND ADJOURNED UNTIL FEBRUARY 12, 2021, OF VIRTUS ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND, VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND, VIRTUS ALLIANZGI CONVERTIBLE & INCOME FUND II, VIRTUS ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND, VIRTUS ALLIANZGI DIVERSIFIED INCOME & CONVERTIBLE FUND, VIRTUS ALLIANZGI EQUITY & CONVERTIBLE INCOME FUND, AND VIRTUS DIVIDEND, INTEREST & PREMIUM STRATEGY FUND, AND THE RELATED PROXY STATEMENT.

PLEASE READ THE BELOW NOTICE REGARDING YOUR INVESTMENT IN

ALLIANZGI ARTIFICIAL INTELLIGENCE & TECHNOLOGY OPPORTUNITIES FUND

February 10, 2021

Dear Shareholder,

We have contacted you multiple times over the past 4 months requesting your vote on the following proposals in connection with AllianzGI Artificial Intelligence & Technology Opportunities Fund’s (the “Fund”) Special Meeting of Shareholders:

•	to approve or disapprove a new Investment Advisory Agreement with Virtus Investment Advisers, Inc.

•	to approve or disapprove a new Subadvisory Agreement by and among the Fund, Virtus Investment Advisers, Inc. and Allianz Global Investors U.S. LLC (“AllianzGI U.S.”)

IF THE FUND DOES NOT RECEIVE THE VOTES NECESSARY TO HOLD THE SPECIAL MEETING OF SHAREHOLDERS BY FRIDAY, FEBRUARY 19, 2021, THE ENTIRE PROXY PROCESS WILL RESET AND WE WILL CONTINUE TO SEND YOU LETTERS AND CALL YOU TO REQUEST YOUR VOTE.

WHETHER YOU CHOOSE TO VOTE “FOR”, “AGAINST” OR “ABSTAIN”, ALL VOTES WILL HELP THE FUND REACH THE QUORUM NECESSARY TO HOLD THE MEETING.

PLEASE VOTE YOUR SHARES BY FEBRUARY 19, 2021 AND WE WILL NOT CONTACT YOU FURTHER ON THIS MATTER

1. MAIL your signed and voted proxy back in the postage paid envelope provided

2. ONLINE at the website indicated on the enclosed voting form and follow the online instructions

3. LIVE with a representative when you call toll-free 1 (866) 356-6140 Ext. 12 Monday through Friday 9 a.m. to 10 p.m. Eastern time

Thank you in advance for your participation.

Sincerely,

Joe Scull
Director Head of Business Service Allianz Global Investors